Exhibit 24

DIRECTOR’S POWER OF ATTORNEY

(Form S-4 Relating to the Exchange Offer of Shares of Manpower Inc. Common Stock for

Shares of Right Management Consultants, Inc. Common Stock)

The undersigned director of Manpower Inc. designates each of Jeffrey A. Joerres and Michael J. Van Handel, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Manpower Inc.’s Registration Statement on Form S-4 relating to the exchange offer of shares of Manpower Inc. common stock for shares of Right Management Consultants, Inc. common stock and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Manpower Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 17th day of December, 2003.

/s/ Jeffrey A. Joerres

Jeffrey A. Joerres

DIRECTOR’S POWER OF ATTORNEY

(Form S-4 Relating to the Exchange Offer of Shares of Manpower Inc. Common Stock for

Shares of Right Management Consultants, Inc. Common Stock)

The undersigned director of Manpower Inc. designates each of Jeffrey A. Joerres and Michael J. Van Handel, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Manpower Inc.’s Registration Statement on Form S-4 relating to the exchange offer of shares of Manpower Inc. common stock for shares of Right Management Consultants, Inc. common stock and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Manpower Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 15th day of December, 2003.

/s/ J. Thomas Bouchard

J. Thomas Bouchard

DIRECTOR’S POWER OF ATTORNEY

(Form S-4 Relating to the Exchange Offer of Shares of Manpower Inc. Common Stock for

Shares of Right Management Consultants, Inc. Common Stock)

The undersigned director of Manpower Inc. designates each of Jeffrey A. Joerres and Michael J. Van Handel, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Manpower Inc.’s Registration Statement on Form S-4 relating to the exchange offer of shares of Manpower Inc. common stock for shares of Right Management Consultants, Inc. common stock and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Manpower Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 17th day of December, 2003.

/s/ Stephanie A. Burns

Stephanie A. Burns

DIRECTOR’S POWER OF ATTORNEY

(Form S-4 Relating to the Exchange Offer of Shares of Manpower Inc. Common Stock for

Shares of Right Management Consultants, Inc. Common Stock)

The undersigned director of Manpower Inc. designates each of Jeffrey A. Joerres and Michael J. Van Handel, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Manpower Inc.’s Registration Statement on Form S-4 relating to the exchange offer of shares of Manpower Inc. common stock for shares of Right Management Consultants, Inc. common stock and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Manpower Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 17th day of December, 2003.

/s/ Willie D. Davis

Willie D. Davis

DIRECTOR’S POWER OF ATTORNEY

(Form S-4 Relating to the Exchange Offer of Shares of Manpower Inc. Common Stock for

Shares of Right Management Consultants, Inc. Common Stock)

The undersigned director of Manpower Inc. designates each of Jeffrey A. Joerres and Michael J. Van Handel, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Manpower Inc.’s Registration Statement on Form S-4 relating to the exchange offer of shares of Manpower Inc. common stock for shares of Right Management Consultants, Inc. common stock and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Manpower Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 16th day of December, 2003.

/s/ Jack M. Greenberg

Jack M. Greenberg

DIRECTOR’S POWER OF ATTORNEY

(Form S-4 Relating to the Exchange Offer of Shares of Manpower Inc. Common Stock for

Shares of Right Management Consultants, Inc. Common Stock)

The undersigned director of Manpower Inc. designates each of Jeffrey A. Joerres and Michael J. Van Handel, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Manpower Inc.’s Registration Statement on Form S-4 relating to the exchange offer of shares of Manpower Inc. common stock for shares of Right Management Consultants, Inc. common stock and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Manpower Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 17th day of December, 2003.

/s/ Terry A. Hueneke

Terry A. Hueneke

DIRECTOR’S POWER OF ATTORNEY

(Form S-4 Relating to the Exchange Offer of Shares of Manpower Inc. Common Stock for

Shares of Right Management Consultants, Inc. Common Stock)

The undersigned director of Manpower Inc. designates each of Jeffrey A. Joerres and Michael J. Van Handel, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Manpower Inc.’s Registration Statement on Form S-4 relating to the exchange offer of shares of Manpower Inc. common stock for shares of Right Management Consultants, Inc. common stock and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Manpower Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 16th day of December, 2003.

/s/ Rozanne L. Ridgway

Rozanne L. Ridgway

DIRECTOR’S POWER OF ATTORNEY

(Form S-4 Relating to the Exchange Offer of Shares of Manpower Inc. Common Stock for

Shares of Right Management Consultants, Inc. Common Stock)

The undersigned director of Manpower Inc. designates each of Jeffrey A. Joerres and Michael J. Van Handel, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Manpower Inc.’s Registration Statement on Form S-4 relating to the exchange offer of shares of Manpower Inc. common stock for shares of Right Management Consultants, Inc. common stock and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Manpower Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 17th day of December, 2003.

/s/ Dennis Stevenson

Dennis Stevenson

DIRECTOR’S POWER OF ATTORNEY

(Form S-4 Relating to the Exchange Offer of Shares of Manpower Inc. Common Stock for

Shares of Right Management Consultants, Inc. Common Stock)

The undersigned director of Manpower Inc. designates each of Jeffrey A. Joerres and Michael J. Van Handel, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Manpower Inc.’s Registration Statement on Form S-4 relating to the exchange offer of shares of Manpower Inc. common stock for shares of Right Management Consultants, Inc. common stock and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Manpower Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 17th day of December, 2003.

/s/ John R. Walter

John R. Walter

DIRECTOR’S POWER OF ATTORNEY

(Form S-4 Relating to the Exchange Offer of Shares of Manpower Inc. Common Stock for

Shares of Right Management Consultants, Inc. Common Stock)

The undersigned director of Manpower Inc. designates each of Jeffrey A. Joerres and Michael J. Van Handel, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Manpower Inc.’s Registration Statement on Form S-4 relating to the exchange offer of shares of Manpower Inc. common stock for shares of Right Management Consultants, Inc. common stock and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Manpower Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 15th day of December, 2003.

/s/ Edward J. Zore

Edward J. Zore